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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         Form 8-K

                     CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):January 6, 2000


                  NORTH ARKANSAS BANCSHARES, INC.
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    (Exact name of registrant as specified in charter)


         Tennessee                0-23525        71-0800742
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(State or other jurisdiction   (Commission    (I.R.S. Employer
of incorporation)              File Number)  Identification No.)


200 Olivia Drive, Newport, Arkansas                   72112
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(870) 523-3611

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Item 5.   Other Events.
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     On January 6, 2000, North Arkansas Bancshares, Inc. (the
"Registrant"), announced that it had received the approval of the Office of Thrift Supervision to repurchase an additional 10.0%
of its outstanding shares of common stock, approximately 33,327 shares. The Registrant's press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
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     Exhibit 99.1   Press Release dated January 6, 2000

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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTH ARKANSAS BANCSHARES, INC.




                     By: /s/ Brad Snider
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                         Brad Snider
                         President and Chief Executive Officer


Date: January 6, 2000